GOLDMAN SACHS VARIABLE INSURANCE TRUST

Institutional and Service Shares of the

Goldman Sachs Core Fixed Income Fund

(the “Fund”)

Supplement dated June 30, 2021 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”), each dated April 30, 2021

Effective October 1, 2021, Michael Swell will no longer serve as a portfolio manager for the Fund. Ashish Shah will continue to serve as a portfolio manager for the Fund.

Accordingly, on October 1, 2021, all references to Mr. Swell in the Prospectuses, Summary Prospectuses and SAI will be deleted in their entirety.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

VITCFITBDSTK 06-21